Exhibit 99.2
Year End 2014 Earnings Review and 2015 Business Update
March 30, 2015

Forward-Looking Statements

Please see the company’s release and website at www.intersections.com for additional details on quarterly results.
Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,”
“estimate,” “expect,” “project,'' “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the impact of the regulatory environment on our business, including the outcome of the CFPB investigation of our financial institution business;
our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring and/or goodwill impairment charges; the timing and success of new product launches, including our
VOYCE™ product, adjustments in investments in our IDENTITY GUARD® and insurance services businesses and other growth initiatives; our ability to control costs; and our needs for additional capital to grow our business, including our ability to maintain borrowing availability under our loan agreement. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed under “Forward-Looking
Statements,” “Item 1. Business—Government Regulation” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and in its recent Quarterly Reports on Form 10-Q and other filings with the
U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-
looking statements unless required by applicable law.

About Intersections Inc.
Intersections Inc. (Nasdaq: INTX) provides innovative, information based solutions that help consumers manage risks and make better informed life decisions.  Under its Identity
Guard® brand and other brands, the company helps consumers monitor, manage and protect against the risks associated with their identities and personal information.  The company’s subsidiary Intersections Insurance Services provides insurance and other services that help consumers manage risks and achieve personal goals.  The company’s
i4C Innovations subsidiary provides Voyce™, a groundbreaking pet wellness monitoring
system for pet owners and veterinarians.   Headquartered in Chantilly, Virginia, the
company was founded in 1996.  To learn more, visit www.intersections.com.
Founded:	1996
NASDAQ Symbol:	INTX
Headquarters:	Chantilly, VA
Consumers Protected To Date:	Over 36 million

Fast Facts

Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

FY 2014 Consolidated Operating Results
• Revenue for FY 2014 was $246.6 million, a decrease of 20 percent from FY 2013.
• Adjusted EBITDA was ($2.6) million for FY 2014, a decrease of $34.8 million from the adjusted EBITDA of $32.2 million reported in FY 2013.* These results was driven primarily by:
 - The decrease in revenue and select subscriber portfolio cancellations by our U.S. financial institution clients.
 - This was partially offset by decreases in associated costs of revenue and commission expenses.
 - Our operating expenses for our Pet Health Monitoring segment increased by $4.5 million compared to 2013.
 - The decrease in earnings from our Insurance and Other Consumer segment of approximately $1.5 million compared to 2013 due to a decrease in sales.
 - A one-time restructuring charge of $3.8 million, primarily related to our announced workforce reduction.
 - A one-time liability recorded for $3.1 million for estimated underpayment of certain state non-income business taxes plus and additional $320 thousand for associated penalties & interest.
• Consolidated Net (Loss) for FY 2014 was ($30.7) million, or ($1.66) per diluted share, compared to
 $2.4 million, or $0.13 per diluted share, for FY 2013. This includes a goodwill impairment of $25.8 million in the fourth quarter of 2014.
• Intersections generated approximately $4.9 million in cash flow from operations in FY 2014, including
 $2.3 million in the fourth quarter.
 • We ended FY 2014 with a cash balance of $11.3 million and no borrowings under our credit facility.
*Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges.
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

*$ in Millions*

| | Guidance from Aug 27, 2014 | | Q3 2014 Release (11/12/14) | 2014 Actuals |
|---|---|---|---|---|
| **Consumer Products and Service (CP&S) Revenue** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| IDENTITY GUARD® and Canada # | $77.0 | $78.0 | | $77.3 |
| Insurance Services † | $17.0 | $17.0 | | $16.6 |
| Private Label Subscriber Base # | $151.0 | $152.0 | | $150.8 |
| CPS Revenue Sub-total | $245.0 | $247.0 | | $244.7 |
| **CP&S Adj. EBITDA** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| Adj. EBITDA * | $38.3 | $38.6 | ($3.1) | $35.0 |
| Severence Related Expenses (est.) ** | ($2.3) | ($2.3) | | ($2.5) |
| **Pet Health and Wellness Service Adj. EBITDA** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| Revenue | $3.0 | $6.0 | ($3.0) | $0.0 |
| Adj. EBITDA * | ($11.7) | ($10.8) | ($1.8) | ($13.6) |
| Severence Related Expenses (est.) ** | ($0.3) | ($0.3) | | ($0.3) |
| **Bail Bonds Software Solutions Adj. EBITDA** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| Revenue | $2.0 | $2.2 | | $1.9 |
| Adj. EBITDA * | ($0.6) | ($0.6) | | ($0.6) |
| **Corporate Adj. EBITDA** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| Adj. EBITDA * | ($24.0) | ($24.0) | | ($23.3) |
| Severence Releated Expenses (est.) ** | ($2.0) | ($2.0) | | ($1.8) |
| **INTX Consolidated Adj. EBITDA** | **2014 (Guidance)** | | | |
| | **Low** | **High** | | **Actual** |
| Consolidated Revenue | $250.0 | $255.2 | ($3.0) | $246.6 |
| Consolidated Adj. EBITDA * | $2.0 | $3.2 | ($4.9) | ($2.6) |
| Severence Related Expenses (est.) ** | ($4.6) | ($4.6) | | ($4.6) |

<-- $3.1 M liability for underpayment of certain state non-income taxes

<--Voyce launch moved to early 2015

* Adjusted EBITDA before share related compensation and non-cash impairment charges is a Non-GAAP financial measure. Adj. EBITDA includes estimated severance and related restructuring fees.

** Severence and related restructuring fees

# Now part of Personal Information Services Segment

† Now part of Insurance and Other Consumer Services Segment

INTERSECTIONS INC.

FY 2014 Performance to Guidance
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

*Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges.

Strategic Plan Update

•      As previously announced, these are our primary strategic goals:
 - Focusing on our IDENTITY GUARD® brand as the growth engine for our identity theft and privacy protection solutions through both new partners and directly to consumers.
 - Continuing to provide top notch service for our existing private label subscriber base
 - Building our Canadian business lines through new products and new channels.
 - Growing our cutting edge VoyceTM product and becoming the leading player in the pet health and wellness space.
 - Reinvigorating our insurance business through new products and marketing channels.
 - Accelerating Captira efforts to transform the bail bond technology support space.
•      In the last six months we have made strong progress towards our transformation plan and the above goals and we believe we are drawing closer to the production of substantial value with a noticeably altered business model.

As part of our restructuring plan, we have changed our reporting segments to align with our growth strategy and internal organizational structure. Our four segments are as follows:
•       Personal Information Services - focuses on helping consumers understand, monitor, manage and protect against the risks associated with the exposure of their personal information.*
•      Insurance and Other Consumer Services - focuses on helping consumers use insurance and other services to manage various personal risks and achieve personal goals. As of March 2015 this segment also includes the business we purchased from Health at Work Wellness Actuaries LLC.*
•      Pet Health Monitoring - focuses on VoyceTM, our recently launched pet wellness product and service.
•     Bail Bonds Industry Solutions - focuses on technology support for the bail bonds industry.
•     In addition we continue to breakout the expenses in our Corporate business unit.
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.
* Previously included in our historical Consumer Products & Services (CP&S) segment.
New Segment Reporting Structure

Cost Reductions

•      In August 2014 we targeted cost reductions of between $15 and $19 million in annualized cost reductions by the end of 2015 in our historical Consumer Products & Services (CP&S) segment and
      Corporate business unit
•      We currently estimate that approximately $14 million in annualized cost reductions have been put in place in our historical CP&S segment and in Corporate.
 • This includes a reduction of approximately 125 headcount, both salaried and hourly, already achieved
•       The full effect of these cost reductions will not be recognized until 2016, and some of these cost reductions will be partially offset by overhead cost increases in the growth segments, notably Pet
       Health Monitoring.
•       We will continue to review and adjust our cost base further over the next twelve months to achieve additional cost reductions.

Personal Information Services
Growth strategy
Build our IDENTITY GUARD brand by expanding our service offerings and by acquiring subscribers through both marketing and distribution relationships and consumer direct marketing, while continuing to provide excellent service for existing subscribers and clients.
Update
•      We are maximizing marketing and sales in our most profitable digital marketing channels.
 -    1st quarter is off to a good start for IDENTITY GUARD® branded product sales.
 -    Sales mix is moving towards our premium products, such as IDENTITY GUARD® Platinum at $24.99
 -    Even at higher price points we are seeing strong conversions and lower Costs per Order.

•  We have been expanding and growing relationships with non-financial institution clients, e.g., year-to-
      date sales at our largest non financial institution client are up over three hundred percent.
•      Recently, we renegotiated terms with one of the credit bureaus.
•      Most of the streamlining and the re-organizing of resources that achieved the $14 million in estimated annualized cost reductions comes from IT and operational efficiencies in this segment.

- Shipped first Voyce™ bands to customers in first quarter of 2015.
- Learnings and feedback from select pre-order sales in January were promising.
  - Email campaigns well received and experienced positive feedback.
  - Third party Beta Test Management review reported packaging very highly rated, provisioning process uncomplicated and the quality of the member portal as very easy or easy to navigate.
- Full consumer release and marketing kicking off March 2015.
- Launching new enhanced program by mid summer 2015 allying Voyce with veterinarians for distribution, called The Voyce Health Monitoring Program.
  - This is a robust system allowing veterinarians to offer daily monitoring to pet owners. Voyce's monitoring system will analyze data and report (push) any anomalous activity or vital signs to the veterinarian.
  - Enables veterinarians to provide "concierge" type care strengthening their relationship with patient, driving greater compliance and enabling them to address medical issues early.
  - Maximizes the value of the data collected by Voyce and we believe can enhance the care and longevity of the pets.
  - Further distinguishes Voyce as pet health monitoring solution from "wearables" market.

INTERSECTIONS INC.

Pet Health Monitoring

**HEART RATE**
Resting heart rate measures the daily average of beats per minute and graphed allowing you to track trends overtime.

**RESPIRATORY RATE**
Resting respiratory rate measures the average breaths per minute and graphed allowing you to track trends overtime.

**REST**
Monitoring rest patterns can reveal clues about a dog's overall health and wellbeing, such as discomfort or pain which is essential to identifying potential health concerns early.

**ACTIVITY**
Activity levels are measured on a continuous basis, allowing you to track trends in behavior, weight loss, and overall health as it relates to activity.

**CALORIES**
Factoring in activity and daily routines, expended calories are measured and analyzed on an ongoing basis.

**SYMPTOM CHECKER**
This tool will guide you through a number of questions to help determine when you need to seek veterinary attention.

**REMINDERS**
Voyce sends custom reminders for vaccinations, preventatives, appointments and more.

**EXPERT CONTENT**
Voyce provides you with content from some of the nation's top dog experts and veterinarians to deliver credible health and wellness information that supports your vet's recommendations.

**TRAINING**
You can help strengthen the bond between you and your dog through exclusive content from dog trainers and cognition experts while tracking their progress.

**BODY CONDITION**
Utilizing the AAHA scale for measuring body condition, you can determine your dog may be under or overweight.

INTERSECTIONS INC.

Pet Health Monitoring: VoyceTM Monitoring

veyce

### TRENDS & INSIGHTS

Detailed health trends keep you and your vet connected between visits

### REMINDERS & UPDATES

Keep up with appointments, vaccinations and more

### SYMPTOM CHECKER

Determine when to seek veterinary attention

### RESOURCE CENTER

Constantly updated content from top experts... tailored to you and your dog

### CUSTOM NOTIFICATIONS

Timely communications on wellness indicators and advice to help you be a better pet parent

### NOTES

Keep track of changes in daily routines, medications, and more

INTERSECTIONS INC.

Pet Health Monitoring: The VoyceTM Member Portal
Voyce is an comprehensive platform. It delivers actionable information to pet owners and veterinarians alike, in easily understood formats.
Customized Content:
The entire Voyce experience is tailored to the pet owner and pet. Recommended articles, weekly newsletters and reminders are based on the dogs personal information and the owner’s interest.

Insurance and Other Consumer Services
Growth strategy

Build this business through a combination of innovative insurance and non-insurance services for consumers, employers and the insurance industry.
Update -- Health at Work Acquisition
Background -
•      In March 2015 our subsidiary Intersections Insurance Services Inc. acquired the assets of Health at
      Work Wellness Actuaries LLC.
•     This business provides wellness-driven health plans and engagement programs for employers, insurers and wellness groups.
•      The acquisition provides a proven and entrepreneurial leadership team in Chicago under Health at
      Work Wellness Actuaries’ founder Andrew Sykes, to reinvigorate our Insurance and Other Consumer
      Services segment with new products, partners and sales channels.
Vision -
•      To offer a suite of behavior-linked products that enable financial security (by protecting people’s income, personal risks and assets) and helping people to live healthier, happier and more productive lives.
•     Creates a “value chain” effect where the Life Quality for the individual can be improved, productivity for employers can be increased, and the costs for insurers can be reduced.
•     Leverages existing Intersections relationships and infrastructure with Health at Work’s new, complementary relationships and sales channels, e.g., health insurers, wellness companies, brokers, etc.

Bail Bonds Industry Solutions
Growth Strategy
Increase acceptance in bail bonds industry of our SAAS technology, introduce additional innovative solutions that may be used in bail bonds industry or related industries.
Update
•     We expect FY 2015 will be a breakthrough year for Captira Analytical, with strong sales growth
•    Captira is the preeminent provider of software-as-a-service (SAAS) solutions to the bail bond industry in the U.S.
•    Leveraging its existing software platform, Captira will be expanding into similarly challenged and underserved related industries.
•    Growth in 2015 will come from:
 - More bails bond insurance companies moving to our solutions, and
 - Working with sureties to deepen retail penetration.

| $ in Millions | 2014 per August Guidance<br>High Case<br>i4c Innovations | Captira Analytical | CP&S | Corporate | Consolidated |
|---|---|---|---|---|---|
| Consolidated income (loss) before income taxes | ($10.9) | ($0.8) | $30.2 | ($30.1) | ($11.7) |
| Non-cash share based compensation | 0.0 | 0.0 | 0.4 | 5.6 | 6.0 |
| Dividend equivalent payments to RSU holders and option holders | 0.0 | 0.0 | 0.1 | 0.3 | 0.4 |
| Goodwill, intangible and long-lived asset impairment charges | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Depreciation | 0.1 | 0.2 | 4.6 | 0.4 | 5.4 |
| Amortization | 0.0 | 0.0 | 3.4 | 0.0 | 3.4 |
| Interest expense, net | 0.0 | 0.0 | (0.1) | (0.2) | (0.3) |
| Other (income) expense, net | 0.0 | 0.0 | 0.1 | (0.0) | 0.1 |
| Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges | ($10.8) | ($0.6) | $38.6 | ($24.0) | $3.2 |

| $ in Millions | 2014 Actuals<br>i4c Innovations | Captira Analytical | CP&S | Corporate | Consolidated |
|---|---|---|---|---|---|
| Consolidated income (loss) before income taxes | ($13.7) | ($0.8) | ($1.1) | ($28.1) | ($43.6) |
| Non-cash share based compensation | $0.0 | $0.0 | 0.6 | $3.9 | $4.4 |
| Dividend equivalent payments to RSU holders and option holders | $0.0 | $0.0 | 0.1 | $0.3 | $0.4 |
| Goodwill, intangible and long-lived asset impairment charges | $0.0 | $0.0 | 25.8 | $0.0 | $25.8 |
| Depreciation | $0.1 | $0.1 | 5.0 | $0.4 | $5.7 |
| Amortization | $0.0 | $0.0 | 3.4 | $0.0 | $3.4 |
| Interest expense, net | $0.0 | $0.0 | 0.5 | $0.2 | $0.6 |
| Other (income) expense, net | $0.0 | $0.0 | 0.7 | $0.0 | $0.7 |
| Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges | ($13.6) | ($0.6) | $35.0 | ($23.3) | ($2.6) |

INTERSECTIONS INC.

Reconciliation to EBITDA - 2014 Guidance vs 2014 Actual
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

*Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges.

INTERSECTIONS INC.
NASDAQ: INTX
Innovating to protect
WHAT'S IMPORTANT TO YOU

# Thank You

Corporate Headquarters
Intersections Inc.
3901 Stonecroft Boulevard
Chantilly, VA 20151
Toll-free: 800.695.7536
www.intersections.com
Investor Relations
Eric S. Miller
IR@intersections.com
Tel: 703.488.6100